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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
EPIX MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EPIX MEDICAL, INC.
71 Rogers Street
Cambridge, Massachusetts 02142

April 29, 2003

Dear Stockholder,

        You are cordially invited to attend the 2003 Annual Meeting (the "Annual Meeting") of Stockholders of EPIX Medical, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, May 29, 2003 at the offices of EPIX Medical, Inc. located at 161 First Street, Cambridge, Massachusetts.

        At the Annual Meeting, two people who have been nominated by the Company's board of directors (the "Board of Directors") will seek to be re-elected to the Board of Directors. The Company will seek stockholder approval of an increase in the aggregate number of shares for which stock options may be awarded under the Company's Amended and Restated 1992 Equity Incentive Plan, the Company's Amended and Restated 1996 Director Stock Option Plan and the Company's Amended and Restated 1996 Employee Stock Purchase Plan. The Board of Directors recommends the approval of all of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

        We hope you will be able to attend the Annual Meeting. Whether you plan to attend or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                      Sincerely,
                       MICHAEL D. WEBB
                      Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

EPIX MEDICAL, INC.
71 Rogers Street
Cambridge, Massachusetts 02142
(617) 250-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 29, 2003

To the Stockholders of EPIX Medical, Inc.:

        Notice is hereby given that the 2003 Annual Meeting of Stockholders ("Annual Meeting") of EPIX Medical, Inc., a Delaware corporation (the "Company"), will be held on May 29, 2003 at 10:00 a.m. at the offices of EPIX Medical, Inc., 161 First Street, Cambridge, Massachusetts 02142, to consider and act upon the following matters:

1.
To re-elect Peter Wirth and Randall B. Lauffer, Ph.D. as members of the Company's board of directors (the "Board of Directors") to serve for a term ending in 2006 and until their respective successors are duly elected and qualified.

2.
To consider and act upon a proposal to increase by 500,000 shares the aggregate number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's Amended and Restated 1992 Equity Incentive Plan.

3.
To consider and act upon a proposal to increase by 100,000 shares the aggregate number of shares of the Company's Common Stock, for which stock options may be granted under the Company's Amended and Restated 1996 Director Stock Option Plan.

4.
To consider and act upon a proposal to increase by 50,000 shares the aggregate number of shares of the Company's Common Stock which may be purchased under the Company's Amended and Restated 1996 Employee Stock Purchase Plan.

5.
To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Only stockholders of record at the close of business on April 15, 2003 will be entitled to vote at the Annual Meeting.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                      By order of the Board of Directors,
                       MICHAEL D. WEBB
                      Secretary

Cambridge, Massachusetts
April 29, 2003

EPIX MEDICAL, INC.
71 Rogers Street
Cambridge, Massachusetts 02142
(617) 250-6000

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement, with the enclosed proxy card, is being furnished on behalf of the board of directors of EPIX Medical, Inc., a Delaware corporation ("EPIX" or the "Company"), for use at the Company's 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 29, 2003 at 10:00 a.m. at the offices of EPIX Medical, Inc., 161 First Street, Cambridge, Massachusetts, 02142, and at any adjournments thereof.

        When the proxy card of a stockholder is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares represented by that proxy card will be voted, with respect to the election of directors, for the nominees named herein, and with respect to other proposals, in accordance with the recommendations of the board of directors (the "Board of Directors"). Stockholders may revoke their proxies at any time prior to any vote at the Annual Meeting by written notice of revocation to the Company's Secretary at or before the Annual Meeting, by submission of a duly executed proxy card bearing a later date or by voting in person by ballot at the Annual Meeting.

        This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to all of the Company's stockholders entitled to notice of and to vote at the Annual Meeting on or about April 29, 2003.

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 is being mailed with this Proxy Statement, but does not constitute a part hereof.

VOTING SECURITIES AND VOTES REQUIRED

        Holders of the Company's Common Stock, $.01 par value per share (the "Common Stock"), of record on the Company's books at the close of business on April 15, 2003, the record date, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 17,126,200 shares of Common Stock issued and outstanding, each of which entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

        The presence, in person or by proxy, of the holders of a majority of the Company's Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Pursuant to the Delaware General Corporation Law and our Restated Certificate of Incorporation and Amended and Restated By-laws (the "By-laws"), the directors are elected by a plurality of the votes properly cast at the Annual Meeting. Abstentions, votes withheld and broker non-votes will not be treated as votes cast for this purpose and will not affect the outcome of the election of directors. A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy card.

        The affirmative vote of the holders of a majority of the shares of Common Stock present, or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the amendments to the Company's Amended and Restated 1992 Equity Incentive Plan (the "Equity Plan"), the Company's Amended and Restated 1996 Director Stock Option Plan and the Company's Amended and Restated 1996 Employee Stock Purchase Plan to increase the number of authorized shares of Common Stock that may be issued under such equity compensation plans. Broker non-votes will not be counted as present, or represented, and entitled to vote for these purposes and, therefore, will not affect the outcome of the vote. Abstentions will be counted as present, or represented, and entitled to vote and, accordingly, will have the same effect as a vote against the proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 14, 2003 by (i) each person known by the Company to own beneficially 5% or more of the Common Stock outstanding, (ii) each Named Executive Officer (as defined in "Executive Compensation" below), (iii) each of the Company's directors, and (iv) all of the Company's current directors and executive officers as a group:

	Shares of Common Stock Beneficially Owned(1)
	Shares	Percent
Bessemer Venture Partners III L.P. and certain related persons (2) Bessemer Venture Partners 1865 Palmer Avenue Suite 04 Larchmont, NY 10538	1,431,537	8.38%
T. Rowe Price Associates, Inc. (3) 100 E. Pratt Street Baltimore, MD 21202	1,325,350	7.76%
Wellington Management Company, LLP (4) 75 State Street Boston, MA 02109	1,284,800	7.52%
Schering Berlin Venture Corporation (5) c/o Schering Berlin, Inc. 340 Changebridge Rd, PO Box 1000 Montville, NJ 07045	1,112,075	6.51%
Michael D. Webb (6)	596,466	3.42%
Stephen C. Knight, M.D. (7)	211,019	1.22%
Randall B. Lauffer, Ph.D. (8)	452,122	2.64%
Alan Carpenter, Ph.D. (9)	84,000	*
Robert Weisskoff, Ph.D. (10)	47,827	*
Christopher F.O. Gabrieli (11)	1,567,425	9.16%
Stanley T. Crooke, M.D., Ph.D. (12)	70,401	*
Peter Wirth (13)	8,334	*
All current executive officers and directors as a group (10 persons) (14)	3,171,984	17.55%

*
Indicates less than 1%.

(1)
In accordance with the Securities and Exchange Commission (the "Commission") rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power and any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after March 14, 2003 through the exercise of any stock option or warrant. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of Common Stock set forth opposite their names. Percentages of beneficial ownership are based on 17,076,798 shares of Common Stock outstanding as of March 14, 2003.
(2)
This information was obtained from a Schedule 13G/A, dated February 14, 2003, filed with the Commission by Bessemer Venture Partners III L.P., BVP III Special Situations, L.P.; the general partner of each entity, Deer III & Co. LLC and the members of Deer III & Co. LLC.
(3)
This information was obtained from a Schedule 13G/A, dated December 31, 2002 and filed with the Commission by T. Rowe Price Associates, Inc. on January 30, 2003.
(4)
This information was obtained from a Schedule 13G/A, dated December 31, 2002 and filed with the Commission by Wellington Management Company, LLP on February 12, 2003.
(5)
This information is based on information provided to the Company and on information obtained from a Schedule 13D filed by Schering Berlin Venture Corporation, Schering Berlin, Inc. and Schering Aktiengesellschaft dated June 20, 2000 and filed with the Commission.
(6)
Includes 2,500 shares held by Mr. Webb's wife as to which Mr. Webb disclaims beneficial ownership, 181,000 shares of restricted stock and 374,300 shares subject to options exercisable within the 60-day period following March 14, 2003.
(7)
Consists of 211,019 shares subject to options exercisable within the 60-day period following March 14, 2003.
(8)
Includes 60,000 shares subject to options exercisable within the 60-day period following March 14, 2003.
(9)
Consists of 84,000 shares subject to options exercisable within the 60-day period following March 14, 2003.
(10)
Consists of 47,827 shares subject to options exercisable within the 60-day period following March 14, 2003.
(11)
See footnote (2) above. Mr. Gabrieli, a member of Deer III & Co. LLC, disclaims beneficial ownership of these 1,431,537 shares owned by Bessemer Venture Partners III, L.P. and BVP III Special Situations, L.P., except to the extent of his proportionate pecuniary interest therein. The total number of shares beneficially owned by Mr. Gabrieli also includes 99,127 shares of Common Stock which he owns directly and 30,000 shares subject to options exercisable within the 60-day period following March 14, 2003. The total number of shares beneficially owned also includes 6,761 shares that are held by the Gabrieli Family Foundation of which Mr. Gabrieli may be deemed to be a beneficial owner.
(12)
Consists of 70,401 shares subject to options exercisable within the 60-day period following March 14, 2003.
(13)
Consists of 8,334 shares subject to options exercisable within the 60-day period following March 14, 2003.
(14)
See footnotes (1) and (6) through (13) above. Includes 995,331 shares subject to options exercisable within the 60-day period following March 14, 2003.

MANAGEMENT

Board of Directors

        In accordance with Section 2 of Article II of the By-laws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members, classified into three classes as follows: Stanley T. Crooke, M.D., Ph.D. constitutes a class with a term ending in 2004 (the "Class II director"), Christopher F.O. Gabrieli and Michael D. Webb constitute a class with a term ending in 2005 (the "Class III directors")

and Peter Wirth and Randall B. Lauffer, Ph.D. constitute a class with a term ending in 2003 (the "Class I directors"). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        The Board of Directors has voted to set the size of the Board of Directors at five and to nominate Peter Wirth and Randall B. Lauffer, Ph.D. for election at the Annual Meeting for a term of three years, to serve until the 2006 annual meeting of stockholders, and until their respective successors have been duly elected and qualified. The Class II director (Stanley T. Crooke) and the Class III directors (Christopher F.O. Gabrieli and Michael D. Webb) will serve until the annual meeting of stockholders to be held in 2004 and 2005, respectively, and until their respective successors have been duly elected and qualified.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position with the Company
Christopher F.O. Gabrieli	43	Chairman of the Board
Stanley T. Crooke, M.D., Ph.D.	58	Director
Peter Wirth	52	Director
Randall B. Lauffer, Ph.D.	45	Chief Scientific Officer and Director
Michael D. Webb	44	Chief Executive Officer and Director

Christopher F.O. Gabrieli
Chairman of the Board

        Mr. Gabrieli has been a member of the Board of Directors of the Company since 1994, and he is the Chairman of the Board of Directors. Mr. Gabrieli is the Chairman of Massachusetts 2020, a non-profit public policy organization. He is a member of the general partners of Bessemer Venture Partners III L.P. and Bessemer Venture Partners IV L.P. and related venture capital partnerships, where he worked from 1986 to 2000. Mr. Gabrieli is a director of Isis Pharmaceuticals, Inc., where he was a co-founder.

Stanley T. Crooke, M.D., Ph.D.
Director

        Dr. Crooke has been a member of the Board of Directors of the Company since 1996. Dr. Crooke is the Founder, Chairman and Chief Executive Officer of Isis Pharmaceuticals Inc., a pharmaceuticals company founded in 1989. Dr. Crooke also is an adjunct professor at University of California, San Diego and San Diego State University. Prior to founding Isis Pharmaceuticals, Inc., he was the President of Research and Development for SmithKline Beckman Corporation. Dr. Crooke serves on the boards of directors of Antisense Therapeutics Limited and Axon Instruments, Inc.

Peter Wirth, Esq.
Director

        Mr. Wirth has been a member of the Board of Directors of the Company since August 2001. Mr. Wirth is currently an Executive Vice President and the Chief Legal Officer of Genzyme Corporation in Cambridge, MA, where he has senior management responsibility for the legal and corporate development functions, for the Genzyme Molecular Oncology business unit and for Genzyme's small molecule and polymer drug discovery and development group. Prior to joining Genzyme in 1996, he was a partner at the law firm of Palmer & Dodge, LLP in Boston.

Michael D. Webb
Chief Executive Officer

        Mr. Webb has been a member of the Board of Directors of the Company since 1994 and has served as the Company's Chief Executive Officer since December 1994 and the Company's Secretary since November 1996. Mr. Webb worked for Ciba-Corning Diagnostics, a medical instrument company, from April 1989 to December 1994, most recently as Senior Vice President, Worldwide Marketing and Strategic Planning. From 1984 to 1989, Mr. Webb was a senior consultant at Booz-Allen & Hamilton, Inc., specializing in healthcare and life sciences. Mr. Webb holds a Bachelors degree in Biochemistry from the University of Kansas and an MA in International Relations from Sussex University in the UK. He also has an M.B.A. in Marketing and Finance from the Kellogg Graduate School of Management at Northwestern University.

Randall B. Lauffer, Ph.D.
Chief Scientific Officer

        Dr. Lauffer has been a member of the Board of Directors of the Company since 1988 and is the Company's Chief Scientific Officer. Dr. Lauffer founded the Company in November 1988 and served as Chief Executive Officer until December 1994 and as Chairman of the Board of Directors until October 1996. From November 1983 to March 1992, Dr. Lauffer was a member of the faculty of Harvard Medical School, serving most recently as Assistant Professor of Radiology from 1987 to 1992. During this time he was also Director of the NMR Contrast Media Laboratory at Massachusetts General Hospital as well as an NIH Postdoctoral Fellow and an NIH New Investigator. Dr. Lauffer is the primary inventor of the Company's core technology and is the originator of several types of magnetic resonance imaging (MRI) technology, including hepatobiliary (liver-enhancing) agents, vascular agents, tissue blood flow agents, and strategies to increase the magnetic efficiency of MRI agents in the body. He has written over 50 scientific publications and two books, and is named on several U.S. patents. Dr. Lauffer holds a Ph.D. degree in inorganic chemistry from Cornell University.

Committees of the Board of Directors and Meetings

        Meeting Attendance.    During the year ended December 31, 2002, the Board held six meetings. Each meeting was attended by all directors. All of the directors attended each meeting of the committees of the Board of which he was a member. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Delaware law in lieu of a meeting.

        Audit Committee.    The Audit Committee, which met four times during fiscal 2002, has three members, Mr. Wirth (Chairman), Mr. Gabrieli and Dr. Crooke. The Audit Committee reviews the engagement of the Company's independent auditors, reviews annual financial statements, reviews the quarterly results, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please see also the report of the Audit Committee set forth on page 17 of this Proxy Statement.

        Compensation Committee.    The Compensation Committee, which met once during the year ended December 31, 2002, has three members, Mr. Gabrieli (Chairman), Dr. Crooke and Mr. Wirth. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that those policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's equity incentive, stock option and stock purchase plans as specified below. Please see also the report of the Compensation Committee set forth on page 15 of this Proxy Statement.

        Nominating and Governance Committee.    The Company's Nominating and Governance Committee was formed in April 2003, did not meet in 2002 and has three members, Dr. Crooke (Chairman), Mr. Gabrieli and Mr. Wirth. The Nominating and Governance Committee identifies and nominates directors for the Company's Board of Directors and for committees of the Board of the Directors, oversees evaluation of the Board of Directors' performance and develops and recommends corporate governance guidelines for the Company.

        Compensation Committee Interlocks and Insider Participation.    The Compensation Committee currently consists of Dr. Crooke, Mr. Wirth and Mr. Gabrieli. Mr. Gabrieli is a General Partner of Deer III & Co., the General Partner of Bessemer Venture Partners III L.P., one of the Company's principal stockholders. See "Security Ownership of Certain Beneficial Owners and Management" on page 2.

Director Compensation

        The Company pays each non-employee director who does not also serve as a chairman of a committee of the Board an annual fee of $15,000 for service as a director of the Company. The Company pays each non-employee director who serves as a chairman of a committee of the Board an annual fee of $25,000 for service as a director of the Company and as a committee chairman. In addition, non-employee directors are eligible to participate in the Company's Amended and Restated 1996 Director Stock Option Plan (the "Director Plan"). There are currently 200,000 shares of Common Stock reserved for issuance under the Director Plan. Upon the election or reelection of a non-employee director, such director is automatically granted an option to purchase 25,000 shares of Common Stock. Such options become exercisable in equal installments over a three year period on each anniversary of the grant, provided that the optionee is still a director of the Company at the opening of business on such date. In addition, each non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock annually during the years in which such director is not up for reelection to the Board. Such options become exercisable in full on the first anniversary date of the grant, provided that the optionee is still a director of the Company at the opening of business on such date. Each option has a term of ten years. The exercise price for each option is equal to the last sale price for the Common Stock on the business day immediately preceding the date of grant, as reported on the Nasdaq National Market. The exercise price may be paid in cash, shares of Common Stock or a combination of both. Options to purchase shares were granted under the Director Plan to Mr. Gabrieli during fiscal year 2002. Options granted to Mr. Webb and Dr. Lauffer are reported under "Executive Compensation—Option Grants in Last Fiscal Year" on page 10.

Compensation and Other Information Concerning Executive Officers

Executive Officers

        The names of, and certain information regarding, executive officers of the Company who are not also directors are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Alan P. Carpenter, Jr., Ph.D., J.D.
Executive Vice President, Research and Development

        Dr. Carpenter, 50, joined the Company in February 2001 with over 20 years of experience in the medical imaging pharmaceutical industry. Dr. Carpenter worked with New England Nuclear, E.I. duPont and DuPont Pharmaceuticals in several Research and Development, Clinical, Project Management and Business Development positions; including 5 years as Vice President of Research and Development for the Medical Imaging Division. Dr. Carpenter is an inventor on several patents and patent applications relating to a variety of imaging agents, including those covering various aspects of Cardiolite®; the leading myocardial perfusion imaging agent, as well as Definity®; an ultrasound contrast imaging agent approved by the FDA. He has had a lead role in the submission and approval of four New Drug Applications during his career. Dr. Carpenter received his Ph.D. in Analytical Chemistry from the University of Massachusetts at Amherst in 1978 and his J.D. from the Massachusetts School of Law in 1995 and is a registered patent attorney with the USPTO.

Stephen C. Knight, M.D.
President and Chief Operating Officer

        Dr. Knight, 43, joined the Company in July 1996, as Vice President of Business Development and was later promoted to Senior Vice President of Finance and Business Development. In July 1998, Dr. Knight assumed the role of Chief Financial Officer. In November 1999, he was named President and Chief Operating Officer of EPIX. From April 1991 to June 1996, Dr. Knight was a senior consultant with Arthur D. Little, specializing in biotechnology, pharmaceuticals and valuation. Dr. Knight was also a consultant at APM, Inc., a consulting company. Prior to 1990, Dr. Knight performed research at AT&T Bell Laboratories, the National Institute of Neurological and Communicative Diseases and Stroke, and at Yale University. Dr. Knight is the Chairman of Veritas Medicine, Inc., where he was a co-founder. Dr. Knight holds an M.D. from the Yale University School of Medicine and an M.B.A. degree from the Yale School of Organization and Management.

Peyton J. Marshall, Ph.D.
Senior Vice President and Chief Financial Officer

        Dr. Marshall, 48, joined the Company in November of 2002 as Senior Vice President and Chief Financial Officer. Prior to joining EPIX, Dr. Marshall was Chief Financial Officer of The Medicines Company from 1997 through its initial public offering and the launch of its lead product until the company's headquarters moved to New Jersey in 2002. From 1995 to 1997, Dr. Marshall was based in London as a Managing Director and head of European Corporate Financing and Risk Management Origination at Union Bank of Switzerland, an investment banking firm. From 1986 to 1995, Dr. Marshall held various investment banking positions at Goldman Sachs and Company, an investment banking firm, including head of European product development from 1987 to 1993 and Executive Director, Derivatives Origination from 1993 to 1995. From 1981 to 1986, Dr. Marshall held several product development positions at The First Boston Corporation, an investment banking firm, and was an Assistant Professor of Economics at Vanderbilt University. Dr. Marshall holds an A.B in economics from Davidson College and a Ph.D. in economics from the Massachusetts Institute of Technology.

Gregg Mayer
Vice President, Strategic Marketing and Corporate Communications

        Mr. Mayer, 46, joined the Company as Vice President of Marketing in April 1998 with 14 years of in-vitro diagnostics experience, adding his roles as MS-325 Business Manager and Corporate Communications thereafter. At Chiron Diagnostics from May 1992 until joining the Company, Mr. Mayer was most recently Director of US Marketing, Immunodiagnostics and managed strategies for automated laboratory systems and immunoassays. As Worldwide Marketing Manager, Immunodiagnostics, Mr. Mayer directed strategic development priorities for cardiovascular disease, endocrine disorders, bone disease and therapeutic drug monitoring, bringing more than 30 products through the development pipeline. At Abbott Diagnostics from 1984 to 1992, Mr. Mayer started his healthcare career in sales and was global Senior Product Manager for transplant immunosuppression and therapeutic drug monitoring products. Mr. Mayer holds a B.B.A. from The University of Texas at Austin and earned an M.B.A. in marketing, international business and finance from the JL Kellogg Graduate School of Management at Northwestern University.

Robert Weisskoff, Ph.D.
Vice President of Business Development and Head of Imaging

        A consultant for EPIX since 1996, Dr. Weisskoff, 40, joined the Company full time as Senior Director of Imaging Development in October 1998. In September 2000, he was promoted to Vice President of Business Development and Head of Imaging. Prior to joining the Company, Dr. Weisskoff spent eight years at Massachusetts General Hospital, and was the Associate Director of the MGH-NMR Center and Associate Professor of Radiology at Harvard Medical School. From 1988-1990, Dr. Weisskoff led the technology development for ultra-high speed MRI for the first commercial Echo Planar scanner at Advanced NMR Systems. Dr. Weisskoff holds an A.B. in Physics from Harvard, a Ph.D. in Physics from the Massachusetts Institute of Technology, and an M.B.A from Columbia University.

        The Compensation Committee Report on Executive Compensation and the tables set forth below provide information about the compensation of our executive officers.

        The following table sets forth certain compensation information for the Company's Chief Executive Officer and the Company's other four most highly compensated executive officers who were employed at the Company at the end of 2002 (together, the "Named Executive Officers") for services rendered to the Company in all capacities during the three years ended December 31, 2002.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)(1)		Other Annual Compensation($)	Securities Underlying Options(#)	All Other Compensation($)
Michael D. Webb Chief Executive Officer and Secretary	2002 2001 2000	$298,499 282,832 263,100	$119,621 106,062 110,500		— — —	62,500 70,000 250,000	$5,950 5,950 5,650	(2) (2) (2)
Stephen C. Knight, M.D. President and Chief Operating Officer	2002 2001 2000	280,614 265,887 247,300	102,167 83,090 86,600		— — —	43,700 55,000 —	3,604 3,476 4,800	(3) (3) (3)
Randall B. Lauffer, Ph.D. Chief Scientific Officer	2002 2001 2000	225,842 215,878 200,800	45,334 43,176 50,200		— — —	20,000 40,000 —	5,609 6,320 6,020	(4) (4) (4)
Alan Carpenter, Ph.D. Executive Vice President, Research and Development	2002 2001 2000	244,219 198,846 —	76,559 91,750 —	(5)	— — —	20,000 200,000 —	3,398 3,159 —	(3) (3)
Robert Weisskoff, Ph.D. Vice President of Business Development, Head of Imaging	2002 2001 2000	200,281 188,125 175,000	60,388 48,913 49,000		— — —	19,500 35,000 22,188	4,224 5,100 3,144	(3) (3) (3)

(1)
Bonuses were earned in the year indicated and are generally paid in the subsequent year.

(2)
Consists of matching 401(k) contributions ($5,100 in 2001 and 2002 and $4,800 in 2000) and life insurance premiums paid annually by the Company on behalf of Mr. Webb on a policy for the benefit of Mr. Webb ($850).

(3)
Consists of matching 401(k) contributions.

(4)
Consists of life insurance premiums paid by the Company on behalf of Dr. Lauffer on a policy for the benefit of Dr. Lauffer ($1,200 in 2002 and $1,220 in 2001 and 2000) and matching 401(k) contributions ($4,409 in 2002, $5,100 in 2001 and $4,800 in 2000).

(5)
Includes a sign on bonus of $33,000.

Option Grants in Last Fiscal Year

        The following table sets forth grants of stock options pursuant to the Company's Equity Plan granted during the fiscal year ended December 31, 2002 to the Named Executive Officers.

			Individual grants(1)
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year(%)
Name				Exercise or Base Price ($/share)	Expiration Date
						5% ($)	10% ($)
Michael D. Webb	62,500	(3)	7.99%	$12.40	1/21/2008	$487,393	$1,235,150
Stephen C. Knight, M.D.	43,700	(3)	5.59%	12.40	1/21/2008	340,785	863,617
Randall B. Lauffer, Ph.D.	20,000	(3)	2.56%	12.40	1/21/2008	155,966	395,248
Alan Carpenter, Ph.D.	20,000	(3)	2.56%	12.40	1/21/2008	155,966	395,248
Robert Weisskoff, Ph.D.	19,500	(3)	2.49%	12.40	1/21/2008	152,067	385,367

(1)
Stock options were granted under the Company's Equity Plan at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant. The options are not transferable except by will or by laws of descent and distribution. The post-termination exercise period for exercisable options is generally three months. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, the Board may provide upon written notice to each option holder, that each outstanding option will terminate not less than twenty (20) days after the date of such notice unless exercised prior to such time. The Board may, in connection with such notice and in its discretion, accelerate or waive any deferred exercise period.

  In addition, the agreements relating to options held by executive officers of the Company contain the following provisions in the event of an acquisition event (as defined below) with respect to the Company. In the event of an acquisition event, regardless of whether the event also constitutes a change in control (as defined below), the options shall be assumed, or equivalent options substituted, by the acquiring or succeeding corporation. If the acquisition event also constitutes a change in control, unless provided to the contrary in an agreement between the optionee and the Company, the assumed or substituted option shall become immediately exercisable in full if, within eighteen months of the change in control, a termination event (as defined below) with respect to the optionee occurs. If the acquiring or succeeding corporation does not agree to assume or issue substitute options for the options issued by the Company, the options issued by the Company shall become exercisable in full; and/or if the acquisition event involves a cash payment to holders of the Company's Common Stock, the optionee shall receive a cash payment for each option equal to the amount by which the price to be paid in the acquisition exceeds the option exercise price. After the occurrence of a change in control that does not also constitute an acquisition event, unless provided to the contrary in an agreement between the optionee and the Company, the options shall become immediately exercisable in full if, within eighteen months of the change in control, a termination event with respect to the optionee occurs.

  An acquisition event means (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction; (c) any sale or exchange of all or substantially all of the assets of the Company in one transaction or in a series of transactions; or (d) a reorganization or liquidation of the Company.

  A change in control means either (a) (i) a merger or consolidation of the Company, whether or not approved by the Board of Directors, other than a merger or consolidation in which the voting securities of the Company continue to represent at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after the merger or consolidation, or (ii) the approval by the stockholders of the Company of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (b) any person becoming the beneficial owner of securities of the Company representing 50% or more of the total outstanding voting power of the Company (excluding the Company or its affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

  A termination event means the termination of the optionee's employment (a) by the Company or the acquiring or succeeding corporation without cause; or (b) by the optionee upon written notice given promptly after the Company's or the acquiring or succeeding corporation's taking any of the following actions, which actions shall not have been cured within a 30-day period following such notice: (a) the principal place of the performance of the optionee's responsibilities (the "Principal Location") is changed to a location outside of a 30 mile radius from the Principal Location immediately prior to the change in control; (b) there is a material reduction in the optionee's salary; or (c) there is a material diminution in the scope of the optionee's responsibilities without the optionee's agreement or without cause.

(2)
The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercise will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.

(3)
The options vest in five equal annual installments beginning on January 22, 2003.

Aggregated Options Exercised in Last Year and Fiscal Year-End Option Values

        The following table provides information regarding the exercises of options by each of the Named Executive Officers during the 2002 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2002 and the values of

"in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year-End($)(1) Exercisable/Unexercisable
Michael D. Webb	—	—	297,800/371,334	$611,425/$116,441
Stephen C. Knight, M.D.	55,000	$453,817	191,279/197,200	360,807/199,080
Randall B. Lauffer, Ph.D.	—	—	48,000/60,000	20,760/13,840
Alan Carpenter, Ph.D.	—	—	40,000/180,000	0/0
Robert Weisskoff, Ph.D.	25,000	$186,411	36,489/78,814	33,550/35,390

(1)
Based on the difference between the fair market value of the underlying shares of Common Stock on December 31, 2002 at $7.23 a share and the option exercise price.

Equity Compensation Plan Information

        The following table provides certain aggregate information with respect to all of the Company's equity compensation plans in effect as of December 31, 2002:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Securityholders:
• Equity Plan	3,671,734		$8.64	580,711
• Directors Plan	120,000		9.54	74,668
• Employee Purchase Plan	—	(2)	—	27,737

Sub Total	3,791,734		$8.67	683,116
Equity Compensation Plans not Approved by Securityholders	—		—	—

Total	3,791,734		$8.67	683,116

(1)
Includes options to purchase 184,312 shares of the Company's Common Stock issued under the Equity Plan that were cancelled after December 31, 2002.

(2)
Does not include 88,929 shares issued to date under the Employee Purchase Plan. Shares that are set aside within the Employee Purchase Plan immediately become outstanding Common Stock when purchased by the employees.

Severance Arrangements

        The Board of Directors has authorized a severance arrangement for all senior officers of the Company, under which each such officer who is subject to a termination event following a change in control of the Company (as defined in footnote 1 to the table on page 10) will receive a cash payment of six months' base salary, plus one additional month of base salary for each year of employment with the Company, up to a maximum potential payment of twelve months' base salary.

Comparative Stock Performance Graph

        The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on December 31, 1997 and ending on December 31, 2002 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of the Nasdaq Market Index (U.S.) and the Nasdaq Pharmaceutical Stock Index during such period. The Company has not paid any dividends on its Common Stock, and no dividends are included in the representation of the company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date thereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Media General Financial Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	1997	1998	1999	2000	2001	2002
EPIX Medical, Inc.	$100.00	$71.63	$76.92	$64.42	$109.92	$55.62
Nasdaq Stock Market (U.S.)	$100.00	$135.75	$278.03	$344.54	$292.68	$180.38
Nasdaq Pharmaceutical Stock Index	$100.00	$152.06	$274.99	$174.11	$134.39	$94.03

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (the "Committee"), consists of Mr. Christopher F.O. Gabrieli, Dr. Stanley T. Crooke and Mr. Peter Wirth, who are each independent, non-employee directors. The Committee is responsible for the administration of the Company's compensation program for the Company's executive officers, including the Chief Executive Officer and the Named Executive Officers included in the Summary Compensation Table on page 9. The Company's compensation programs are designed to provide a competitive level of total compensation, which, at the Company's present stage of development, is heavily weighted toward equity incentive compensation linked to the Company's performance. This program includes base salary and both annual and long-term incentive compensation.

Compensation Philosophy

        The design and implementation of the Company's executive compensation programs are based on a series of guiding principles derived from our values, business strategy and management requirements. These principles may be summarized as follows:

  •
  attract, motivate and retain high caliber individuals who are responsible for leading the Company in achieving or exceeding corporation goals and to increase total return to stockholders;

  •
  provide a total compensation program where a significant portion of compensation is linked to the achievement of individual performance objectives as well as both short-term and long-term corporate performance;

  •
  align the financial interests of the management team with the Company's financial interests and those of our stockholders; and

  •
  emphasize reward for performance at the individual, team and corporate levels.

Base Salary

        Each fiscal year, the Committee establishes base salaries for individual executive officers based upon (i) industry and peer group surveys prepared by independent consultants, (ii) the responsibilities, scope and complexity of each position, (iii) the individual's tenure in the position and (iv) performance judgments as to each individual's past and expected future contributions. The performance of the companies surveyed is not considered by the Committee. The Chief Executive Officer recommends the base salary amount for each officer other than himself. The Committee then reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's executive officers other than the Chief Executive Officer.

        In general, the Committee reviews and fixes the base salary of the Chief Executive Officer based on comparable competitive compensation data as well as the Committee's assessment of such officer's past performance and its expectations as to such officer's future contributions to the Company's leadership. For 2002, the Chief Executive Officer's base salary was increased to $298,499 from $282,832. For 2003, the Committee has approved a 5.0% base salary increase to $314,792 for the Chief Executive Officer.

        The Company achieved several milestones in 2002, including: substantial progress in advancing its product candidate, MS-325, toward FDA approval, completed enrollment in the Company's second Phase III clinical trial designed to determine the efficacy of MS-325-enhanced MRA for the detection of aortoiliac occlusive disease, released results from the first MS-325 Phase III clinical trial in March, significant progress in enrollment in the remainder of the Company's Phase III clinical trial program, and substantial progress in the Company's thrombus research program. In recognition of the Chief Executive Officer's leadership in the achievement of these corporate milestones and his contributions to the Company, the Chief Executive Officer was awarded a bonus in the amount of $119,621.

Annual Bonus

        Beginning in 1998, the Company started a formal short-term incentive plan. The Company's executive officers are eligible for an annual cash bonus, which is based primarily on corporate achievements and individual performance objectives that are established at the beginning of each year. The targeted bonus level for the Chief Executive Officer was 30% of annual salary in 2002 and will be 35% of annual salary starting in 2003. After the completion of the year, the Committee reviews the attainment of corporate and individual objectives and awards bonuses in the first quarter of the subsequent year, based on the extent to which corporate objectives were met or exceeded and individual contributions to the Company's overall performance.

Equity-Based Long-Term Incentive Compensation

        Long-term incentives for the Company's employees are provided through stock option grants under the Equity Plan, which are generally provided through initial stock option grants at the date of hire, and periodic additional grants. The option grants are intended to motivate the executive officers to improve the Company's long-term performance and to align the financial interests of the management team with the Company's financial interests and those of the Company's stockholders. Awards take into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance and contributions of the officer and competitive market data for similar positions. Options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable annually over a five-year period. Certain options granted under the Equity Plan, including some of the options granted to the Named Executive Officers, are subject to different vesting schedules, including schedules that are based on the achievement of certain milestone events as determined by the Committee. In 2002, the Chief Executive Officer received an option to purchase 62,500 shares of Common Stock.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to each of the Company's CEO and its other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company, because of the current and anticipated compensation levels of its executive officers and CEO. However, the Compensation Committee intends to periodically review the potential consequences of Section 162(m) and may structure the annual cash incentive awards under the Company's Annual Incentive Plan to comply with certain exemptions provided in Section 162(m) for certain performance-based compensation. The Company's Equity Plan is currently structured to comply with such exemptions so that stock options and other awards under such plan to its executive officers will be tax deductible under Section 162(m).

        The Compensation Committee reserves the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, notwithstanding the Company's efforts, compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) may not, in fact, do so.

Submitted by the EPIX Medical, Inc. Compensation Committee of the Board of Directors for the Year Ended December 31, 2002: STANLEY T. CROOKE PETER WIRTH CHRISTOPHER F.O. GABRIELI

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report:

        The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, which was included in the Company's Proxy Statement for the 2001 Annual Meeting as Appendix A. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. Management is responsible for overseeing the Company's internal controls and the financial reporting process and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the Company's financial statements in accordance with U.S. generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for the year ended December 31, 2002, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and Ernst & Young LLP, the Company's independent auditors;

  •
  Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors for the Year Ended December 31, 2002: STANLEY T. CROOKE PETER WIRTH CHRISTOPHER F.O. GABRIELI

PROPOSAL 1:

ELECTION OF DIRECTORS

General

        The Company's By-laws provide for a classified Board of Directors. The Board of Directors currently consists of five members, classified into three classes as follows: Stanley T. Crooke, M.D., Ph.D. constitutes a class with a term ending in 2004 (the "Class II director"); Christopher F.O. Gabrieli and Michael D. Webb constitute a class with a term ending in 2005 (the "Class III directors") and Peter Wirth and Randall B. Lauffer, Ph.D. constitute a class with a term that expires at the upcoming Annual Meeting (the "Class I directors"). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        The Board of Directors has voted (i) to set the size of the Board of Directors at five and (ii) to nominate Messrs. Peter Wirth and Randall B. Lauffer, Ph.D. for election at the Annual Meeting for a term of three years to serve until the 2006 annual meeting of stockholders, and until their respective successors have been duly elected and qualified. The Class II director (Stanley T. Crooke, M.D., Ph.D.) and the Class III directors (Christopher F.O. Gabrieli and Michael D. Webb) will serve until the annual meetings of stockholders to be held in 2004 and 2005, respectively, and until their respective successors have been duly elected and qualified. In the event that a vacancy occurs during the year, the Board of Directors may fill such vacancy for the remainder of the full term.

Vote Required

        Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of such nominees. In the event that the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in the nominees' place. The Board has no reason to believe that the nominees will be unable or unwilling to serve.

        A plurality of the votes properly cast at the Annual Meeting is required to elect each nominee as a director.

Board Recommendation

        The Board of Directors recommends the election of Messrs. Peter Wirth and Randall B. Lauffer, Ph.D. as directors, and proxies solicited by the Board of Directors will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2:

AMENDMENT TO AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN

General

        The Company adopted the Equity Plan in July 1992. The Equity Plan has subsequently been amended and restated, and the aggregate number of shares of Common Stock reserved for issuance thereunder is currently 5,599,901 shares (including shares subject to options already granted and shares issued pursuant to options already exercised). The Equity Plan is designed to provide the Company with flexibility in awarding equity incentives by providing for multiple types of incentives that may be awarded. The purpose of the Equity Plan is to attract and retain our key employees and consultants and to enable them to participate in our long-term growth. A copy of the Equity Plan is attached to this Proxy Statement as Appendix A.

Amendment

        On April 15, 2003, the Board of Directors voted, subject to stockholder approval, to amend the Equity Plan to increase the aggregate number of shares of Common Stock available thereunder by an additional 500,000 shares resulting in an aggregate increase to 6,099,901 shares available thereunder subject to adjustment for stock-splits and similar capital changes. This amendment is being submitted for stockholder approval at the Annual Meeting to ensure continued qualification of the Equity Plan under Nasdaq National Market Rules. The Board believes that this increase is necessary and appropriate to enable the Company to attract and retain the quality of employees and consultants whose services are considered essential to the Company's future progress, to encourage such employees' and consultants' ownership of the Company and to provide them with an incentive to remain as the Company's employees and consultants.

Administration and Eligibility

        The purpose of the Equity Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Equity Plan is administered by the Compensation Committee. Subject to the provisions of the Equity Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Equity Plan. All employees, directors and consultants of the Company and its affiliates (approximately 95 people) are eligible to participate in the Equity Plan. The Compensation Committee has adopted guidelines for the number of options awarded to each of the Company's new employees, other than executive officers. The guidelines may be changed by the Compensation Committee at any time. Subject to certain limitations the Compensation Committee may delegate to one or more of the Company's executive officers the power to make awards to participants who are not subject to Section 16 of the Exchange Act. The Compensation Committee has authorized the Chief Executive Officer to grant options to purchase up to 25,000 shares of Common Stock each to such participants. In order to comply with the requirements of Rule 16b-3 under the Exchange Act, grants of awards made in 2002 under the Equity Plan to participants who are subject to Section 16 of the Exchange Act are made by the entire Board of Directors.

        Options granted under the Equity Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Equity Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

        Options granted to any employee under the Equity Plan, which are intended to qualify as incentive stock options, will not constitute incentive stock options to the extent such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined at the time of grant) of more than $100,000. Incentive stock options granted under the Equity Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Incentive stock options granted under the Equity Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Equity Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

        An incentive stock option granted under the Equity Plan may, at the Compensation Committee's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Equity Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

        If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Equity Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. Unless otherwise provided in the stock option agreement between the Company and the optionee, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Equity Plan (the "Successor Board"), shall, as to outstanding options under the Equity Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the

Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Equity Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

        The Equity Plan may be amended by the stockholders of the Company. The Equity Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such stockholder approval.

        As of April 15, 2003, approximately 95 employees were eligible to participate in the Equity Plan. The closing price of our Common Stock, as reported on the Nasdaq National Market on April 15, 2003, was $8.90.

Equity Plan Activity

        As of April 15, 2003, options to purchase an aggregate of 6,226,967 shares of Common Stock had been granted under the Equity Plan, of which options to purchase 862,009 shares had been canceled. Options to purchase 1,399,622 shares have been exercised as of such date and 234,943 shares remain available for the granting of awards under the Equity Plan. No stock appreciation rights or awards other than option grants have been granted under the Equity Plan to date.

Federal Income Tax Consequences Relating to Stock Options

        Incentive Stock Options.    An optionee does not realize taxable income upon the grant or exercise of an ISO under the Equity Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant and within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as long-term capital gain and any loss sustained will be long-term capital loss and (b) no deduction is allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

        If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition") then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and (b) the Company is entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain and does not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

        Nonstatutory Stock Options.    The optionee realizes no income at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by the Company.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the proposed amendment to the Equity Plan.

Board Recommendation

        Our Board of Directors believes that the amendment to the Equity Plan is in the best interest of the Company and that of our stockholders and recommends a vote FOR the proposal to approve the amendment to the Equity Plan.

PROPOSAL 3:

AMENDMENT TO 1996 DIRECTOR STOCK OPTION PLAN

General

        The purpose of the Director Plan is to attract and retain qualified persons, who are not also officers or employees of the Company, to serve as directors of the Company and to encourage stock ownership in the Company by such directors so as to provide additional incentives to promote the Company's success. The Director Plan currently authorizes the grant of nonstatutory stock options for the purchase of a maximum of 200,000 shares of the Common Stock, subject to adjustment for stock splits and similar capital changes, to Eligible Directors as defined below.

        All non-employee directors of the Company ("Eligible Directors") are eligible to participate in the Director Plan. Currently, three of the Company's five directors are eligible to participate in the Director Plan.

Amendment

        On April 15, 2003, the Board of Directors voted, subject to approval of the stockholders, to increase the number of shares of Common Stock that may be subject to grants under the Director Plan by 100,000 shares to an aggregate of 300,000, subject to adjustment for stock splits and similar capital changes. This proposed amendment is intended to ensure that a sufficient number of shares of Common Stock are available to be issued to Eligible Directors in the future.

Administration and Eligibility

        The Director Plan provides for the grant of stock options for the purchase of Common Stock to directors who are not employees of the Company. Questions of interpretation of the Director Plan or of any options granted under it are determined by the Board of Directors. Upon the election or reelection of an Eligible Director, such director is automatically granted an option to purchase 25,000 shares of Common Stock. Such options become exercisable in equal installments over a three year period on each anniversary of the grant, provided that the optionee is still a director of the Company at the opening of business on such date. In addition, each Eligible Director is automatically granted an option to purchase 5,000 shares of Common Stock annually during the years in which such director is not up for reelection to the Board. Such options become exercisable in full on the first anniversary date of the grant, provided that the optionee is still a director of the Company at the opening of business on such date. The exercise price for each option granted under the plan is the closing price for the Company's Common Stock as reported on the Nasdaq National Market on the last trading day prior to the date of grant. The term of each option granted under the Director Plan is ten years from the date of grant.

        As of March 31, 2003, three of the Company's directors were eligible to participate in the Director Plan. Upon his re-election at the Annual Meeting, Dr. Wirth will receive a stock option to purchase 25,000 shares of the Company's Common Stock under the Director Plan.

Director Plan Activity

        As of March 31, 2003, options to purchase an aggregate of 150,000 shares of Common Stock have been granted under the Director Plan, of which options to purchase 24,668 shares had been cancelled, leaving 74,668 available for future grants. Options to purchase an aggregate of 5,332 shares of Common Stock have been exercised as of such date.

Federal Income Tax Consequences Relating to Director Plan Option

        Options granted under the Director Plan are nonstatutory stock options. The director realizes no income at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the director in an amount equal to the difference between the option price and the fair market value of shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by the Company.

Votes Required

        The affirmative vote of the holders of a majority in interest of the Common Stock present, or represented, and entitled to vote at the Annual Meeting is required to approve the proposed amendment to the Director Plan.

Board Recommendation

        The Board of Directors of the Company believes that the proposed amendment to the Director Plan is in the best interest of the Company and its stockholders and recommends a vote FOR the proposal to approve the Amendment to the Director Plan.

PROPOSAL 4:

AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN

General

        The purpose of the Employee Purchase Plan is to afford employees of the Company an opportunity to purchase shares of the Company's Common Stock. The Compensation Committee of the

Board of Directors has been appointed by the Board of Directors to administer the Employee Purchase Plan. The Employee Purchase Plan will continue in effect until November 2006.

Amendment

        On April 15, 2003, the Board of Directors voted, subject to approval of the stockholders, to increase the number of shares of Common Stock that may be purchased under the Employee Purchase Plan by 50,000 shares to an aggregate of 166,666 shares, subject to adjustment for stock splits and similar capital changes. This proposed amendment is intended to ensure that a sufficient number of shares of Common Stock are available to be issued to meet the demand of the employees enrolled in the plan.

Administration and Eligibility

        All full-time employees with the Company are eligible to participate in the Employee Purchase Plan following five months of employment with the Company. Employees whose customary employment is less than twenty (20) hours per week are not eligible. Any employee will be ineligible to be granted an option to purchase shares of Common Stock under the Employee Purchase Plan if such employee, immediately after the option is granted, would own stock possessing five per cent (5%) or more of the total combined voting power of all classes of stock of the Company. Moreover, no employee may be granted an option which permits his or her rights to purchase stock under the Employee Purchase Plan and under the Company's other employee stock purchase plans under Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such stock (as determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, any employee will be ineligible to purchase shares during an Offering (as defined below) if such employee's shares aggregated with any other offering exceed the number of shares that may be purchased at an exercise price equal to fifteen percent (15%) (or such lesser percentage as the Board of Directors may determine) of the employee's annual rate of compensation on the date the employee elects to participate in the Offering.

        The Employee Purchase Plan is administered in semi-annual periods (each period referred to as an "Offering") ending, respectively, on the first business day in January and on July 1, each such date referred to below as an "Exercise Date." The purchase price per share of Common Stock during an Offering is eighty-five per cent (85%) of the lesser of its fair market value on the first day of the Offering or on the applicable Exercise Date, and may be paid through payroll deductions, periodic lump sum payments or a combination of both. Eligible employees participate in the Employee Purchase Plan voluntarily and may withdraw from any Offering at any time before stock is purchased. Participation is terminated automatically upon termination of employment. In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split or other recapitalization, or by reason of a merger or consolidation or otherwise, the number of shares of stock available under the Employee Purchase Plan will be appropriately adjusted to give effect to such change.

        As of March 31, 2003, approximately 89 employees were eligible to participate in the Employee Purchase Plan.

Employee Purchase Plan Activity

        As of March 31, 2003 an aggregate of 88,929 shares of Common Stock have been issued under the Employee Purchase Plan, none of which have been cancelled, leaving 27,737 shares available for future purchases.

Federal Income Tax Consequences

        The Employee Purchase Plan is designed to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Under Section 423 of the Code, the employee will not realize taxable income at the time he or she purchases stock under the Employee Purchase Plan. However, the employee may be deemed to receive compensation taxable as ordinary income in the year in which he or she disposes of the stock or dies while holding the stock. The rules applicable to the disposition of stock vary depending on whether or not the disposition constitutes a qualifying disposition, that is, a disposition within two years after the first day of the offering period in which the disposed stock was purchased.

Votes Required

        The affirmative vote of the holders of a majority in interest of the Common Stock present, or represented, and entitled to vote at the Annual Meeting is required to approve the proposed amendment to the Employee Purchase Plan.

Board Recommendation

        The Board of Directors of the Company believes that the proposed amendment to the Employee Purchase Plan is in the best interest of the Company and its stockholders and recommends a vote FOR the proposal to approve the Amendment to the Employee Purchase Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our executive officers and directors are required under Section 16(a) of the Exchange Act to file reports of ownership of Company securities and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

        Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2002 the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements.

INFORMATION CONCERNING AUDITORS

        The firm of Ernst & Young LLP, independent auditors, audited the Company's financial statements for the year ended December 31, 2002. The Board of Directors has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2003. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement should they desire to do so.

        The following table shows the aggregate fees to the Company by Ernst &Young LLP during the fiscal year ended December 31, 2002. The provision of the services corresponding to these fees was considered by the audit committee in its finding that the services are compatible with Ernst & Young LLP maintaining its independence.

Audit Fees	$130,000	(a)
Registration Statements	86,712	(b)

Subtotal	216,712
Financial Information Systems Design and Implementation Fees	—
All Other Fees
Non-audit related fees:	20,889	(c)

Total:	$237,601

(a)
Consists of fees for the December 31, 2002 audit and quarterly reviews.

(b)
Consists primarily of fees related to registration statements filed with the Securities and Exchange Commission and other accounting and reporting consultation.

(c)
Consists primarily of fees related to tax services, advisory services for licensing transactions and online reference services.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        In order to be considered for inclusion in the Company's proxy materials for the 2004 Annual Meeting of Stockholders, stockholder nominations of persons for election to the Board and proposals of business to be considered by the stockholders must be received by the Company no later than December 29, 2003. Proposals should be sent to the attention of the Secretary at the Company's offices at 71 Rogers Street, Cambridge, Massachusetts 02142.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

        The By-laws provide that in order for a stockholder to bring business before or propose director nominations at an Annual Meeting, the stockholder must give written notice to our Secretary not less than 50 days nor more than 75 days prior to the meeting. The notice must contain specified information about the proposed business or each nominee and the stockholder making the proposal or nomination. If less than 65 days notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, the notice given by the stockholder must be received not later than the 15th day following the day on which the notice of such Annual Meeting date was mailed or public disclosure made, whichever first occurs. Proposals that are not received within the time frames set for the above will not be voted on at the Annual Meeting. If a proposal is received within these time frames, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

EXPENSES OF SOLICITATION

        The Company will bear the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. Proxies may be solicited by the Company's directors, officers or regular employees by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of Common Stock and to obtain voting instructions from such beneficial owners. The Company will reimburse such firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

OTHER MATTERS

        The Annual Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Annual Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters that are not known to the directors at the date of printing hereof and that may properly come before the Annual Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

        The Annual Report to Stockholders for the year ended December 31, 2002 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

        Only one Proxy Statement and one Annual Report to Stockholders are being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement and Annual Report to Stockholders to a stockholder at a shared address to which a single copy of the documents was delivered. If a stockholder wishes to receive a separate copy of the Proxy Statement and Annual Report to Stockholders or if stockholders sharing an address are receiving multiple copies and wish to receive only one, notification may be made to the following:

  Name: Sydney Barrett, Investor Relations
  Address: 71 Rogers Street, Cambridge, MA 02142
  Telephone number: 617-250-6012
  Fax number: 617-250-6031

        Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

Cambridge, Massachusetts
April 29, 2003

        The Company's Annual Report on Form 10-K for the year ended December 31, 2002 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company is available on the Internet at www.epixmed.com and is available in paper form to beneficial owners of the Company's Common Stock without charge upon written request to Attention: The Chief Executive Officer, EPIX Medical, Inc., 71 Rogers Street, Cambridge, Massachusetts 02142.

APPENDIX A

EPIX MEDICAL, INC.

Amended and Restated 1992 Equity Incentive Plan

Section 1. Purpose

        The purpose of the EPIX Medical, Inc. Amended and Restated 1992 Incentive Plan (the "Plan") is to attract and retain key employees and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company.

Section 2. Definitions

        "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

        "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit awarded under the Plan.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If a Committee is authorized to grant Options to a Reporting Person or a "covered employee" within the meaning of Section 162(m) of the Code, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively.

        "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

        "Company" means EPIX Medical, Inc.

        "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

        "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

        "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6, which is intended to meet the requirements of Section 422 of the Code or any successor provision.

        "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6, which is not intended to be an Incentive Stock Option.

        "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

        "Participant" means a person selected by the Committee to receive an Award under the Plan.

        "Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

        "Performance Shares" mean shares of Common Stock, which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

        "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

        "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

        "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

        "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

Section 3. Administration

        The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions of the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan, as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Awards to Participants who are not Reporting Persons or covered employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

Section 4. Eligibility

        All employees (including part-time employees), and in the case of Awards other than Incentive Stock Options, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5. Stock Available for Awards

  (a)
  Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 6,099,901 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited without the Participant having had the benefits of ownership (other than voting rights), the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

  (b)
  In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

  (c)
  Subject to adjustment under subsection (b), no Participant may receive an Award which would result in such Participant having received, during the fiscal year of the Company in which the Award is made, Awards for more than an aggregate of 300,000 shares of Common Stock.

Section 6. Stock Options

  (a)
  General.

  (i)
  Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefore and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. See subsection (b) below.

  (ii)
  The Committee shall establish the option price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

  (iii)
  Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

  (iv)
  No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, or by retaining shares otherwise issuable under the Plan, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine.

  (b)
  Incentive Stock Options.

    Options granted under the Plan, which are intended to be Incentive Stock Options, shall be subject to the following additional terms and conditions:

    (i)
    All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

    (ii)
    If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

    (x)
    The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

    (y)
    The option exercise period shall not exceed five years from the date of grant.

    (iii)
    For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

Section 7. Stock Appreciation Rights

  (a)
  Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs granted in tandem with Options shall have an exercise price of not less than the exercise price of the related Option.

  (b)
  An SAR related to an Option which can only be exercised during limited periods following a change in control of the Company may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in any stock market in which the Common Stock is usually traded.

Section 8. Performance Shares

  (a)
  Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

  (b)
  The Committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

  (c)
  As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9. Restricted Stock

  (a)
  Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

  (b)
  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 10. Stock Units

  (a)
  Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules, as the Committee shall determine.

  (b)
  Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 11. General Provisions Applicable to Awards

  (a)
  Documentation.    Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

  (b)
  Committee Discretion.    Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

  (c)
  Settlement.    The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

  (d)
  Dividends and Cash Awards.    In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

  (e)
  Termination of Employment.    The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

  (f)
  Change in Control.    In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

  (g)
  Withholding Taxes.    The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, the Participant may pay any taxes due with respect to an Award in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of retention or delivery.

  (h)
  Foreign Nationals.    Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan, as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

  (i)
  Amendment of Award.    The Committee may amend, modify or terminate any outstanding Award, including substituting therefore another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 12. Miscellaneous

  (a)
  No Right To Employment.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

  (b)
  No Rights As Shareholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

  (c)
  Effective Date.    The 1992 Amended and Restated Equity Incentive Plan became effective on November 29, 1996.

  (d)
  Amendment of Plan.    The Committee may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Committee determines to be necessary or advisable.

  (e)
  Termination of Plan.    The Plan will terminate on November 29, 2006, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company, provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination date.

  (f)
  Governing Law.    The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

APPENDIX B

EPIX MEDICAL, INC.

Amended and Restated 1996 Director Stock Option Plan

1. Purpose.

        This Amended and Restated 1996 Director Stock Option Plan (the "Plan") governs options to purchase Common Stock, $.01 par value per share (the "Common Stock"), of EPIX Medical, Inc. (the "Company") granted by the Company to members of the Board of Directors of the Company who are not also officers or employees of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2. Administration.

        Grants of stock options under the Plan shall be automatic as provided in Section 8. However, all questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board of Directors of the Company (the "Board"). Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board.

3. Eligibility.

        Members of the Board who are not also officers or employees of the Company shall be eligible to participate in the Plan.

4. Shares Subject to the Plan.

        Options may be granted under the Plan in respect of a maximum of 300,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever options under the Plan lapse or terminate or otherwise become unexercisable, the shares of Common Stock which were available for such options shall again be available for the grant of options under the Plan. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5. Adjustment of Number of Option Shares.

        In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

        In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding options shall terminate; provided, however, that (i) in the event of the liquidation or dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option therefor, such option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or any Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding option or issue a substitute option therefor.

        No fraction of a share shall be purchasable or deliverable upon exercise of an option, but, in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6. Non-Statutory Stock Options.

        All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

7. Form of Option Agreements.

        Options shall be granted hereunder pursuant to the terms of Option Agreements which shall be substantially in a form as the Board may from time to time determine.

8. Grant of Options and Option Terms.

  Automatic Grant of Options.

  (i)
  Each non-employee director of the Company who is elected or reelected to the Board of Directors shall, upon his or her election or reelection, automatically be granted options to purchase 25,000 shares of Common Stock, which options shall become exercisable in equal installments over a three year period on each anniversary of the grant, provided that the optionee is still a director of the Company at the opening of business on such date.

  (ii)
  In addition, each non-employee director of the Company shall automatically be granted options to purchase 5,000 shares of Common Stock annually in the years in which such director is not up for reelection to the Board. Such options shall become exercisable in full on the first anniversary date of the grant, provided that the optionee is still a director of the Company at the opening of business on such date.

        No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

        Date of Grant.    The "Date of Grant" for options granted under this Plan shall be (i) the date of the respective director's election, for each grant pursuant to clause (i) of the preceding paragraph and (ii) the date of the respective annual meeting of stockholders, for each grant pursuant to clause (ii) of the preceding paragraph.

        Option Price.    The option price for each option granted under this Plan shall be the current fair market value of a share of Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company's Common Stock is then quoted on the National Association of Securities Dealers Automated Quotations National Market ("Nasdaq") or traded on any other exchange, then the current fair market value of a share of Common Stock of the Company shall be the closing price for the Company's Common Stock as reported by Nasdaq, or the principal exchange on which the Company's Common Stock is then traded, on the last trading day prior to the Date of Grant.

        Term of Option.    The term of each option granted under the Plan shall be ten years from the Date of Grant.

        Period of Exercise.    Options granted under the Plan shall become exercisable in five equal installments on each of the first, second, third, fourth and fifth anniversaries of the Date of Grant if and only if the option holder is a member of the Board at the opening of business on that anniversary date. Directors holding exercisable options under the Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such options at the time they ceased being a Director. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

        Method of Exercise and Payment.    Each exercise of an option hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the option, specifying the number of shares as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Such payment shall be made in cash, by certified or bank check payable to the order of the Company, credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company, or if the option so provides, (i) in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board. For purposes hereof, the "Fair Market Value" of the Common Stock shall be the current fair market value of a share of Common Stock of the Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company's Common Stock is then quoted on Nasdaq or traded on any other exchange, then the Fair Market Value shall be the closing price for the Company's Common Stock as reported by Nasdaq, or the principal exchange on which the Company's Common Stock is then traded, for the business day immediately preceding the option exercise date.

        Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the option or a part thereof. Within twenty (20) days thereafter, the Company shall deliver or cause to be delivered to the optionee a certificate or certificates for the number of shares of Common Stock then being purchased by the optionee. Such shares shall be fully paid and non-assessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act of 1933, as amended (the "Securities Act"), any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

        To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an option to represent that his purchase of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution, and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

        Non-transferability.    Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

9. Limitation of Rights.

        No Right to Continue as a Director.    Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

        No Stockholders' Rights for Options.    Directors shall have no rights as stockholders with respect to the shares covered by their options until the date they exercise such options and pay the option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option is exercised and paid for.

10. Stockholder Approval.

        The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of voting capital stock present or represented and entitled to vote at a meeting of the Company's stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11. Amendment or Termination

        The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary.

12. Notices.

        Any communication or notice required or permitted to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Sr. Vice President and Chief Financial Officer at EPIX Medical, Inc., 71 Rogers Street, Cambridge, Massachusetts 02142-0118 and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13. Governing Law.

        The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

APPENDIX C

EPIX MEDICAL, INC.

Amended and Restated 1996 Employee Stock Purchase Plan

1. Purpose.

        The purpose of this Amended and Restated 1996 Employee Stock Purchase Plan (the "Plan") is to provide employees of EPIX Medical, Inc. (the "Company"), who wish to become shareholders of the Company an opportunity to purchase Common Stock of the Company (the "Shares"). The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Eligible Employees.

        Subject to the provisions of Sections 7, 8 and 9 below, any individual who is a full-time employee (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Board of Directors as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 3 below) made by the Company hereunder. Full-time employees shall include all employees whose customary employment is:

  (a)
  20 hours or more per week and (b) more than five months in the calendar year during which said Offering Date occurs or in the calendar year immediately preceding such year.

3. Offering Dates.

        From time to time, the Company, by action of the Board of Directors, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an "Offering" on a date or series of dates (each of which is an "Offering Date") designated for this purpose by the Board of Directors.

4. Prices.

        The price per share for each grant of rights hereunder shall be the lesser of:

  (a)
  eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or (b) eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised.

At its discretion, the Board of Directors may determine a higher price for a grant of rights.

5. Exercise of Rights and Method of Payment.

  (a)
  Rights granted under the Plan will be exercisable periodically on specified dates as determined by the Board of Directors.

  (b)
  The method of payment for Shares purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment or both, as determined by the Board of Directors. No interest shall be paid upon payroll deductions unless specifically provided for by the Board of Directors.

  (c)
  Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.

6. Term of Rights.

        The total period from an Offering Date to the last date on which rights granted on that Offering Date are exercisable (the "Offering Period") shall in no event be longer than twenty-seven (27) months. The Board of Directors when it authorizes an Offering may designate one or more exercise periods during the Offering Period. Rights granted on an Offering Date shall be exercisable in full on the Offering Date or in such proportion on the last day of each exercise period as the Board of Directors determines.

7. Shares Subject to the Plan.

        No more than 166,666 Shares may be sold pursuant to rights granted under the Plan. Appropriate adjustments in the above figure, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares which an employee may purchase (pursuant to Section 9 below) shall be made to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

8. Limitations on Grants.

  (a)
  No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Section 423(b)(3) of the Code.

  (b)
  No employee shall be granted a right which permits his right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

  (c)
  No right granted to any participating employee under an Offering, when aggregated with rights granted under any other Offering still exercisable by the participating employee, shall cover more shares than may be purchased at an exercise price equal to fifteen percent (15%)

    of the employee's annual rate of compensation on the date the employee elects to participate in the Offering or such lesser percentage as the Board of Directors may determine.

9. Limit on Participation.

        Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner, and within the time limitations, established by the Board of Directors when it authorizes the Offering.

10. Cancellation of Election to Participate.

        An employee who has elected to participate in an Offering may cancel such election as to all (but not part) of the unexercised rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of any exercise period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee, without interest, unless otherwise determined by the Board of Directors, upon such cancellation.

11. Termination of Employment.

        Upon the termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee or to the employee's estate, without interest unless otherwise determined by the Board of Directors.

12. Employees' Rights as Shareholders.

        No participating employee shall have any rights as a shareholder in the Shares covered by a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and the Share certificate is actually issued.

13. Rights Not Transferable.

        Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee.

14. Amendments to or Discontinuation of the Plan.

        The Board of Directors of the Company shall have the right to amend, modify or terminate the Plan at any time without notice; provided, however, that the then existing rights of all participating employees shall not be adversely affected thereby, and provided further that, subject to the provisions of Section 7 above, no such amendment to the Plan shall, without the approval of the shareholders of the Company, increase the total number of Shares which may be offered under the Plan.

15. Effective Date and Approvals.

        This Plan became effective on November 29, 1996, the date which is the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company.

        The Company's obligation to offer, sell and deliver its Shares under the Plan is subject to (i) the approval of any governmental authority required in connection with the authorized issuance or sale of such Shares, (ii) satisfaction of the listing requirements of any national securities exchange on which the Shares are then listed and (iii) compliance, in the opinion of the Company's counsel with, all applicable federal and state securities and other laws.

16. Term of Plan.

        No rights shall be granted under the Plan after November 29, 2006.

17. Administration of the Plan.

        The Board of Directors or any committee or person(s) to whom it delegates its authority (the "Administrator") shall administer, interpret and apply all provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code.

DETACH HERE

PROXY

EPIX MEDICAL, INC.

71 Rogers Street, Cambridge, Massachusetts 02142

PROXY FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
May 29, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 29, 2003 in connection with the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 29, 2003 at the offices of EPIX Medical, Inc. (the "Company") located at 161 First Street, Cambridge, Massachusetts and hereby appoints Michael D. Webb, Stephen C. Knight and William T. Whelan, and each of them acting singly, the attorneys and proxies of the undersigned with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, and at any and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

EPIX MEDICAL, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark votes as in this example.

1.	Proposal to elect directors. Nominees: (01) Peter Wirth (02) Randall B. Lauffer, Ph.D.		2.	Proposal to amend the Company's Amended and Restated 1992 Equity Incentive Plan to increase the aggregate number of shares of the Company's Common Stock as to which awards may be granted under such plan by 500,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR	WITHHELD
	☐	☐	3.	Proposal to amend the Company's Amended and Restated 1996 Directors Stock Option Plan to increase the aggregate number of shares of the Company's Common Stock as to which awards may be granted under such plan by 100,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	☐ ______________________________ For all nominee(s) except as written above		4.
				Proposal to amend the Company's Amended and Restated 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of the Company's Common Stock as to which awards may be granted under such plan by 50,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

PLEASE SIGN, DATE AND MAIL THIS PROXY TODAY.
			Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, if a partnership, please sign in partnership name by authorized person.
Signature: _________________	Date: _______	Signature: _________________	Date: _______

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 29, 2003
PROXY STATEMENT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PROPOSAL 1
ELECTION OF DIRECTORS
PROPOSAL 2
AMENDMENT TO AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN
PROPOSAL 3
AMENDMENT TO 1996 DIRECTOR STOCK OPTION PLAN
PROPOSAL 4
AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INFORMATION CONCERNING AUDITORS
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS
EXPENSES OF SOLICITATION
OTHER MATTERS
Amended and Restated 1996 Director Stock Option Plan
Amended and Restated 1996 Employee Stock Purchase Plan
PROXY
EPIX MEDICAL, INC.
71 Rogers Street, Cambridge, Massachusetts 02142
PROXY FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS May 29, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS